                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      October 5, 2009 (September 30, 2009)


                        Ace Marketing & Promotions, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                    --------
            (State or jurisdiction of incorporation or organization)

                                    000-51160
                                    ---------
                            (Commission File Number)

                                   11-3427886
                                   ----------
                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
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               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

ITEM 7.01.        REGULATION FD DISCLOSURE

         On October 5, 2009, the Company issued a press release, a copy of which is appended hereto.


ITEM 8.01         OTHER EVENTS.

         Ace Marketing & Promotions, Inc. announces that its Class A, Class B and Class C Warrants expired on the close of business on September 30, 2009. None of these Warrants were exercised prior to their expiration. The Class A and Class B Warrants had an exercise price of $2.00 per share and the Class C Warrants had an exercise price of $1.75 per share.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit       Description
-------       -----------

99.1          Press release dated October 5, 2009. (Filed herewith.)




                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                ACE MARKETING & PROMOTIONS, INC.


Dated:  October 5, 2009                         By: /s/ Michael D. Trepeta
                                                --------------------------------
                                                Michael D. Trepeta, President